SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2006 (May 12, 2006)

Catuity Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30045 (Commission File Number)	38-3518829 (IRS Employer Identification No.)

37650 Professional Center Drive Livonia, MI 48154 (Address of principal executive offices)	(734)-779-9000 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURE
EXHIBIT INDEX
Chairman and CEO AGM comments

ITEM 8.01 OTHER EVENTS
On May 12, 2006, Catuity lodged its Chairman and CEO Annual General Meeting comments with the
Australian Stock Exchange (ASX), in accordance with ASX Listing Rules.
The document is included as Exhibit 99.1.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATUITY INC.
(Registrant)

By	/s/ John H. Lowry

John H. Lowry
Senior Vice President,
Chief Financial Officer & Secretary
Date: May 17, 2006
EXHIBIT INDEX

Exhibit Number	Description
99.1	Chairman and CEO AGM comments